UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                            PORTALTOCHINA.COM, INC.
                (Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

                            PORTALTOCHINA.COM, INC.
                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                                 (647) 294-8537

              NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

April 19, 2010

This notice and the accompanying information statement is being furnished to the stockholders of Portaltochina.com, Inc., a Nevada corporation (the "Company") with respect to a written consent to action received from the holders of 69% of the issued and outstanding shares of the Company's common stock adopting resolutions approving the amendment and restatement of the Company's Articles of Incorporation, as set out in the Amended and Restated Articles of Incorporation annexed to and forming part of the information statement.

The amendment of the Company's Articles of Incorporation includes the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of Common Stock.

Only Company stockholders of record as at 8:00 a.m. on April 8, 2010 are entitled to receive this Information Statement

The amendment of the Company's Articles of Incorporation will not be effected until at least twenty (20) calendar days following the mailing of the accompanying information statement to our stockholders.

Your vote or consent is not requested or required, and our sole director is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our common stock is sufficient to approve these matters.

The accompanying information statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                              By Order of the Board of Directors


                                              /s/ Caroline Rechia
                                              Caroline Rechia
                                              President, CEO and Director




                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            PORTALTOCHINA.COM, INC.
                       2325 Hurontario Street, Suite 204
                          Mississauga, Ontario  L5A 4K
                                 (647) 294-8537

                             INFORMATION STATEMENT

               Date first mailed to stockholders:  April 19, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

INTRODUCTION

This information statement (the "Information Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed or otherwise furnished to the registered stockholders of Portaltochina.com, Inc., a Nevada corporation (the "Company," "we," or "us"), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the issued and outstanding shares of the Company's common stock (the "Common Stock") have executed a written Consent to Action approving the amendment of the Company's Articles of Incorporation, as set out in the Amended and Restated Articles of Incorporation annexed hereto and forming a part of this information statement (the "Amendment").

Our existing Articles of Incorporation are inadequate for our current needs, and lack certain important provisions found in more sophisticated and modern articles of incorporation. There are several key substantive differences between our current Articles of Incorporation and the Amended and Restated Articles of Incorporation, as follows:

1. Article 1 of the Amended and Restated Articles changes the name of the Company to Northridge Ventures Inc.

2. Section 5.1 of Article 5 of the Amended and Restated Articles increases the Company's authorized capital to 1,000,000,000 shares of Common Stock ($0.0001 par value) and 200,000,000 shares of Preferred Stock ($0.0001 par value).

3. Section 5.2 of Article 5 of the Amended and Restated Articles grants our board of directors the authority to establish one or more series of Preferred Stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the Preferred Stock, and any series of Preferred Stock. The issuance of any shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of Common Stock. We are not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

4. Section 5.3 of Article 5 of the Amended and Restated Articles of Incorporation grants our board of directors the authority to direct the issuance by the Company of shares of Preferred Stock and Common Stock at such times, in such amounts, to such persons, for such consideration as the board of directors shall determine to be adequate, and upon such terms and conditions as the board of directors may, from time to time, determine. Upon the receipt by the Company of the consideration for which the board of directors authorized the issuance of shares of Preferred Stock or Common Stock, such shares shall be deemed fully paid and nonassessable.

5. Section 5.4 of Article 5 of the Amended and Restated Articles of Incorporation grants our board of directors the authority to authorize and direct the payment of dividends and the making of other distributions by the Company in respect of the issued and outstanding shares of Preferred Stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made. The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such distribution would be dilutive to the value or market price of the Common Stock. Also, such a distribution could, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of Common Stock. We are not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the amendment is not prompted by any specific effort or takeover threat currently perceived by management.

6. Section 5.5 of Article 5 of the Amended and Restated Articles of Incorporation grants our board of directors the authority to direct the Company to acquire the issued and outstanding shares of Preferred Stock and Common Stock at such times, in such amounts, from such persons, for such considerations, from such sources and upon such terms and conditions as the board of directors may, from time to time, determine upon. Such acquired shares of the Company will be designated "Treasury Shares" unless specifically cancelled and withdrawn by action of the board of directors.

7. Article 7 of the Amended and Restated Articles of Incorporation indemnifies and holds harmless our directors and officers to the fullest extent permitted under the law of the State of Nevada against all expenses, liability and loss reasonably incurred or suffered by them in connection with any action, suit or proceedings by reason of the fact that they are or were directors or officers of the Company. Such right of indemnification is not exclusive of any other right that such person may have under the Bylaws of the Company, or otherwise.

8. Article 8 of the Amended and Restated Articles of Incorporation reserves to our board of directors the power to amend our bylaws. The effect of this will be that the shareholders can no longer amend our bylaws without first amending our articles of incorporation to grant them this power. This will make it more difficult for our shareholders to amend our bylaws.

The Amendment was approved by resolution of our sole director on April 8, 2010. In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the Amendment as quickly as possible, our sole director resolved to proceed with the corporate action by obtaining a written Consent to Action from stockholders holding a majority of the voting rights of our common stock.

This Information Statement is dated April 19, 2010 and is first being mailed to stockholders on or about April 19, 2010. Only stockholders of record at 8:00 a.m. on April 8, 2010 (the "Record Date") are entitled to receive this Information Statement.

APPROVAL  OF  THE  WRITTEN  CONSENT  RESOLUTIONS

Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

The shares of Common Stock are the only class of voting securities of the Company outstanding. As of the Record Date, the Company had 8,000,000 shares of Common Stock issued and outstanding. Each share of Common Stock carries one vote per share on all matters submitted to a vote of the shareholders.

At the Record Date two of our stockholders held 5,514,000 shares of Common Stock representing 69% of the voting rights of our stockholders. These two stockholders voted in favor of the Amendment by written consent on April 8, 2010, and since they had sufficient voting power to approve the Amendment through their ownership of capital stock, no consent or approval of the Amendment by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. No vote or other action is requested or required on your part.

EFFECTIVE  DATE

The Amendment will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the directors, in their sole discretion. The Amendment will become effective through the filing of a Certificate of Amendment with the Secretary of State of Nevada.

DISSENTER'S  RIGHTS

Neither the Articles of Incorporation and Bylaws of the Company nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the aforementioned resolutions.

EXCHANGE  OF  STOCK  CERTIFICATES

Stockholders will be entitled to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the Amendment by submitting them to the Company's transfer agent, Transfer Online Inc., of 512 SE Salmon Street, Portland, Oregon 97214, Telephone number: (503) 227-2950. Upon receipt of an existing stock certificate, the Transfer Agent will issue to the stockholder a new certificate under the new name of the Company. The new certificates will contain the same restrictive legend as the certificates for which they are exchanged. Stockholders will be responsible for the costs of exchanging their certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company's securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class:

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

--------------------------------------------------------------------------------
                                                     BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER                          SHARES     PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
Caroline Rechia                                3,000,000             38%
c/o Portaltochina.com, Inc.
2325 Hurontario Street, Suite 204
Mississauga, Ontario  L5A 4K
--------------------------------------------------------------------------------
All directors and executive officers,          3,000,000             38%
as a group (1 persons)
--------------------------------------------------------------------------------
Gisela Mills                                   2,514,000             31%
c/o Portaltochina.com, Inc.
2325 Hurontario Street, Suite 204
Mississauga, Ontario  L5A 4K
--------------------------------------------------------------------------------
All beneficial owners of more than 5% of       2,514,000             31%
the Company's Common Stock (1 person)
--------------------------------------------------------------------------------

PROPOSALS BY SECURITY HOLDERS

There  are  no  proposals  by  any  security  holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company's directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment that is not shared by all other holders of the Company's common stock. Our sole director approved the Amendment on April 8, 2010. No other security holder entitled to vote at a stockholders' meeting or by written consent has submitted to the Company any proposal for consideration by the company or its sole director.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

April 19, 2010                                By Order of the Board of Directors


                                              /s/ Caroline Rechia
                                              Caroline Rechia
                                              Chief Executive Officer,
                                              President and Director

Exhibit A
                               CONSENT TO ACTION
                                       OF
                              THE SHAREHOLDERS OF
                            PORTALTOCHINA.COM, INC.
                             (A NEVADA CORPORATION)

Pursuant to Section 320 of the Nevada General Corporation Law, the undersigned, being stockholders of Portaltochina.com, Inc., a Nevada corporation (the "Corporation"), holding a majority of the voting power, acting by written consent to action, do hereby adopt the following resolution:

WHEREAS, pursuant to the applicable and the Bylaws of the Corporation, it is deemed desirable and in the best interests of the Corporation that the following actions be taken by the shareholders of the Corporation pursuant to this consent to action:

NOW, THEREFORE, BE IT RESOLVED that the undersigned shareholders of the Corporation hereby consent to, approve and adopt the following:

AMENDMENT  OF  ARTICLES  OF  INCORPORATION.

WHEREAS, it is hereby deemed to be advisable and in the best interests of the Corporation and its shareholders to amend and restate its Articles of Incorporation, a true and exact copy of which is attached hereto as Exhibit A.

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation shall be amended and restated as set forth in Exhibit A attached hereto.

DATED THIS 8th day of April, 2010.


                                   /s/ Caroline Rechia
                                   Caroline Rechia


                                   /s/ Gisela Mills
                                   Gisela Mills

Exhibit A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                            NORTHRIDGE VENTURES INC.
                             (A NEVADA CORPORATION)


                                   ARTICLE 1

                                      NAME

Section 1.1     The name of the Corporation is NORTHRIDGE VENTURES INC.

                                   ARTICLE 2

                                    PURPOSE

Section 2.1 The purpose for which the Corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

Section 2.2 The Corporation may maintain offices at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

                                   ARTICLE 3

                                 RESIDENT AGENT

Section 3.1 The name and address of the Resident Agent for the corporation is Laughlin Associates, Inc., of 2533 North Carson Street, Carson City, Nevada 89706.

Section  3.2  The  Resident Agent may be changed in the manner permitted by law.

                                   ARTICLE 4

                               BOARD OF DIRECTORS

Section 4.1 The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

Section 4.2 The name and post office address of the first board of directors shall be one (1) in number and listed as follows:

                           NAME             POST OFFICE ADDRESS
                           Brent Buscay     2533 North Carson Street
                                            Carson City, Nevada 89706

                                   ARTICLE 5

                                 CAPITAL STOCK

Section 5.1 The aggregate number of shares that the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares, consisting of (i) EIGHT HUNDRED MILLION (800,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and TWO HUNDRED MILLION (200,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

Section 5.2 The board of directors is authorized from time to time to establish one or more series of Preferred Stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the Preferred Stock before issuance of any shares of that class and of any series of Preferred Stock before issuance of shares of that series.

Section 5.3 The board of directors has authority to authorize and direct the issuance by the Corporation of shares of Preferred Stock and Common Stock at such times, in such amounts, to such persons, for such consideration as the board of directors shall determine to be adequate, and upon such terms and conditions as the board of directors may, from time to time, determine, subject only to the restriction, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles, as the same may, from time to time, be amended. Upon the receipt by the Corporation of the consideration for which the board authorized the issuance of shares of Preferred Stock or Common Stock, such shares shall be deemed fully paid and nonassessable.

Section 5.4 The board of directors has authority to authorize and direct the payment of dividends and the making of other distributions by the Corporation in respect of the issued and outstanding shares of Preferred Stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles of Incorporation, as the same may, from time to time, be amended, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made.

Section 5.5 The board of directors has authority to authorize and direct the acquisition by the Corporation of the issued and outstanding shares of Preferred Stock and Common Stock at such times, in such amounts, from such persons, for such considerations, from such sources and upon such terms and conditions as the board of directors may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles, as the same may, from time to time, be amended. Such acquired shares of the Corporation will be designated "Treasury Shares" unless specifically cancelled and withdrawn by action of the board of directors.

                                   ARTICLE 6

                LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

Section 6.1 A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE 7

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 7.1 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any Bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article. Without limiting the application of the foregoing, the board of directors may adopt Bylaws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

                                   ARTICLE 8

                        ADOPTION AND AMENDMENT OF BYLAWS

Section 8.0 The initial Bylaws of the Corporation shall be adopted by its board of directors. Subject to repeal or change by action of the stockholders, the power to alter, amend or repeal the Bylaws or adopt new Bylaws shall be vested in the board of directors. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles of Incorporation.

                                   ARTICLE 9

                     AMENDMENT OF ARTICLES OF INCORPORATION

Section 9.0 The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.